UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event posted): January 27, 2005

EARLE M. JORGENSEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7537	95-0886610
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10650 Alameda Street, Lynwood, California	90262
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (323) 567-1122

NA

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2005, the Company issued a press release announcing financial results for the quarter ended December 31, 2004. Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated January 27, 2005 announcing the Company’s financial results for this period.

The information contained in this report and the exhibit hereto shall not be deemed “filed’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
Not applicable

(b)	Pro Forma Financial Information
Not applicable

(c)	Exhibits
	99.1	Press Release dated January 27, 2005 (included herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARLE M. JORGENSEN COMPANY

/s/ Maurice S. Nelson, Jr.
Date: January 27, 2005	Maurice S. Nelson, Jr.
President, Chief Executive Officer and
Chief Operating Officer

EARLE M. JORGENSEN COMPANY

FROM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated January 27, 2005 (included herewith).